UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 1, 2003
MeadWestvaco Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

One High Ridge Park, Stamford, Connecticut 06905
(Address of principal executive offices)

(203) 461-7400
(Registrant's telephone number, including area code)

ITEM 9.   Regulation FD Disclosure

On October 1, 2003, MeadWestvaco Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By    /s/  John J. Carrara

         John J. Carrara
         Assistant Secretary

         Date: October 1, 2003

EXHIBIT INDEX
Exhibit 99	News Release dated October 1, 2003